SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 23, 1997



                                VTEL CORPORATION

             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-20008                74-2415696
------------------------------- -------------------------- ---------------------
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)

108 Wild Basin Road
     Austin, Texas                                                  78746
----------------------------------------                    --------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code (512) 314-2700.

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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         On May 23, 1997, shareholders of VTEL Corporation, a Delaware corporation ("VTEL"), and Compression Labs, Incorporated, a Delaware corporation ("CLI"), approved the merger (the "Merger") of VTEL-Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of VTEL ("Merger Sub"), with and into CLI, pursuant to an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"), with CLI becoming a direct wholly owned subsidiary of VTEL. As a result of the Merger, (a) the outstanding shares of CLI's common stock, par value $.001 per share ("CLI Common Stock"), were converted into the right to receive 0.46 shares of common stock of VTEL, par value $.01 per share ("VTEL Common Stock"), per share of CLI Common Stock converted (or cash in lieu of fractional shares otherwise deliverable in respect thereof), and (b) the outstanding shares of CLI Series C Preferred Stock, par value $.001 per share ("CLI Preferred Stock"), were converted into the right to receive 3.15 shares of VTEL Common Stock, per share of CLI Preferred Stock converted (or cash in lieu of fractional shares otherwise deliverable in respect thereof). Pursuant to the Merger Agreement, T. Gary Trimm and Dr. Arthur G. Anderson, previously directors of CLI, were added as directors of VTEL, bringing the size of the VTEL Board of Directors to seven. The Merger Agreement received approval by holders of a majority of the issued and outstanding shares of CLI Common Stock and a majority of the votes cast by holders of VTEL Common Stock voted in favor of the Merger, and the Merger received certain regulatory and governmental approvals.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                    1. Press Release, dated May 27, 1997, relating to the transactions between VTEL Corporation and Compression Labs, Incorporated.

                    2. It is impracticable to provide the required financial statements for the acquired business at the time of this filing. This information will be filed within 60 days of the filing of this form.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 5, 1997


                                         VTEL CORPORATION


                                         By:  /s/Rodney S. Bond
                                            --------------------
                                         Name:  Rodney S. Bond
                                         Title:    Vice President-Finance

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     Exhibit                                                        Sequentially
        No.                     Exhibit Description                  Number Page
     -------                 --------------------------            -------------
       99.1 Press Release, dated May 27, 1997, relating to transactions between VTEL Corporation and Compression Labs,
                    Incorporated


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News Release                                                       Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:          Mark Hunt 512/437-2331
                  Director Investor Relations
                  VTEL Corporation
                  mark.hunt@vtel.com

                Stockholders Approve VTEL/Compression Labs Merger
      New Company raises the Bar and Changes the Rules of Videoconferencing

AUSTIN, Texas -- (May 27, 1997) -- VTEL Corporation (NASDAQ: VTEL) and Compression Labs, Incorporated (CLI), announced today the approval of the merger of the two Videoconferencing companies by each company's stockholders and the completion of the merger. The new company retains the VTEL (R) name and its headquarters in Austin, Texas and will employ more than 800 people. VTEL is expected to have annualized revenue of nearly $200 million, making it one of the larger players in the videoconferencing industry. The merger transaction was consummated by an exchange of approximately 8.4 million shares of VTEL common stock for CLI outstanding shares. The total number of outstanding VTEL shares is now approximately 22.5 million.
         "The new VTEL will raise the bar and change the rules in the videoconferencing market," said Dick Moeller, VTEL chairman and CEO. "The new VTEL focuses on an array of products and services that are customer centered, easy to use, based on an open PC architecture. In addition, they are scalable, cost-efficient, upgradeable, and that will be managed like any other node on the corporate LAN/WAN. Our transaction teams, under the direction of Coopers & Lybrand's specialty practices, are prepared to rapidly integrate the operation of the two companies."

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         Moeller,  adds,  "The  combination  clearly  makes VTEL a much stronger competitor. By increasing our installed base approximately 175% to 222,000 units, it positions VTEL as the number two global supplier of videoconferencing systems and presents a substantive opportunity to increase service revenues as well as updating the technology of that installed base. In addition, we will add CLI technologies to our portfolio and will broaden our global sales force with larger combined sales force and marketing teams. We look forward to the opportunities and challenges before us and are extremely excited about the potential to successfully integrate these two companies and continue to grow our earnings, which we believe is essential to driving shareholder value over the long term."
         This release includes projections and other forward-looking statements about the company's future revenues, earnings and other measures of economic performance. Actual results could differ materially from forecasts due to factors such as, for example, competitive pressures, changes in technology and the difficulty of forecasting in overseas markets and indirect channels. Additional information concerning risks that could cause actual results to differ are contained in the company's annual report on Form 10K filed with the SEC.
         VTEL is a global leader in the design and manufacture of Smart VideoconferencingTM systems. The new VTEL has installed systems in some of the largest and most recognized organizations in the United States and around the world, including: Microsoft Corp., Boeing, Nortel, BMW AG, Hewlett-Packard, Deloitte & Touche, General Electric, VHA, Inc., Australia & New Zealand Banking Group Ltd., the University of Notre Dame, the National Ministry of Posts and Telecommunications in China and the U.S. Army T-Net.

                                       ###

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VTEL is a registered trademark of VTEL Corporation.  Smart Videconferencing is a trademark of VTEL Corporation.

VTEL Corporation, 108 Wild Basin Road, Austin, Texas 78746
512-314-2700, FAX: 512-314-2792
VTEL Website: www.vtel.com






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